UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12424 Wilshire Blvd, Ste 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, BioSig Technologies, Inc. (the “Company”), held its a special meeting of stockholders on September 5, 2025 (the “Special Meeting”), at which the Company’s stockholders approved the Third Amendment (the “Incentive Plan Amendment”) to the Company’s 2023 Long-Term Incentive Plan, as amended (the “Incentive Plan”), to increase the total number of shares of common stock, par value $0.001 per share, authorized for issuance under the Incentive Plan by 10,359,211, to a total of 14,735,806 shares.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 4, 2025, as amended on August 15, 2025, September 2, 2025 and September 3, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws

As described in Item 5.07 below, the stockholders of the Company voted to, among other things, approve the Company’s Ninth Amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 500,000,000 (the “Ninth Certificate of Amendment”). The additional common stock authorized by the Ninth Certificate of Amendment has rights identical to the Company’s currently outstanding common stock. The Company filed the Ninth Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on September 5, 2025.

The foregoing description of the Ninth Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Ninth Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of the record date of July 30, 2025, holders of record of the Company’s common stock were entitled to one vote per share, totaling 31,326,659 votes, and certain holders of record of the Company’s Series C Convertible Preferred Stock, subject to the beneficial ownership limitation pursuant to the terms of such preferred stock as set forth in the certificate of designation for such preferred stock, were entitled to an aggregate of 354,818 votes.

At the Company’s Special Meeting, the Company’s stockholders voted on Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, each as set forth below. For more information about the foregoing proposals, see the Proxy Statement. The Special Meeting was then adjourned, pending Nasdaq approval, on Proposal 1, the proposal to approve the issuance of approximately 109,070,079 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain adjustments, and one share of the Company’s Super Voting Preferred Stock, pursuant to the Share Purchase Agreement, as amended, by and among the Company, certain subsidiaries of the Company named therein, and Streamex Exchange Corporation (“Streamex”), in connection with the Company’s consummated acquisition of Streamex, each as described further in the Proxy Statement.

The Special Meeting will resume with respect to Proposal 1 on September 26, 2025 at 10am Eastern Time. The reconvened meeting will be held virtually at www.virtualshareholdermeeting.com/BSGM2025SM. The record date for determining stockholders eligible to vote at the Special Meeting remains the same, July 30, 2025.

The final results for Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, each as set forth in the Proxy Statement, are as follows:

Proposal 2:	Approval of the Convertible Debenture Share Issuance Proposal: A proposal to approve the issuance of shares of our Common Stock underlying convertible debentures to be issued to YA II PN, Ltd. (“Yorkville”) (the “Convertible Debenture Share Issuance Proposal”). The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes
16,200,304	254,639	183,671	3,483,433

Proposal 3:	Approval of the Plan Amendment Proposal: A proposal to approve the Third Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 10,359,211 shares, to a total of 14,735,806 shares (the “Plan Amendment Proposal”). The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes
15,434,968	1,043,333	160,313	3,483,433

Proposal 4:	Approval of the SEPA Share Issuance Proposal: A proposal to approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock pursuant to the Standby Equity Purchase Agreement with Yorkville (the “SEPA Share Issuance Proposal”). The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes
16,239,812	239,197	159,605	3,483,433

Proposal 5:	Approval of the Authorized Shares Proposal: A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000 (the “Authorized Shares Proposal”). The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes
19,620,210	339,524	162,313	-

Proposal 6:	Approval of the Classified Board Proposal: A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to classify the board of directors of the Company into three classes with staggered three-year terms (the “Classified Board Proposal”). The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes
15,424,979	1,009,783	203,852	3,483,433

No other matters were considered or voted upon at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Ninth Certificate of Amendment
10.1	Incentive Plan Amendment
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: September 5, 2025	By:	/s/ Karl Henry McPhie
	Name:	Karl Henry McPhie
	Title:	Chief Executive Officer